THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE dated as of March 16, 2001 among Delta Financial Corporation, a Delaware corporation (the "Company"), as issuer, each of Delta Funding Corporation, a New York corporation, DF Special Holdings Corporation, a Delaware corporation, Fidelity Mortgage Inc., a Delaware corporation, DFC Financial Corporation, a Delaware corporation, DFC Financial of Canada Limited, an Ontario, Canada corporation, DFC Funding of Canada Limited, an Ontario, Canada corporation, Continental Property Management Corp., a New York corporation, Delta Funding Residual Holding Trust 2000-1, a Delaware trust, Delta Funding Residual Holding Trust 2000-2, a Delaware trust (collectively, the "Subsidiary Guarantors") and U.S. Bank Trust National Association, a national banking association incorporated under the laws of the United States, as trustee (the "Trustee") under the Indenture referred to below.

         WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have previously entered into an Indenture dated as of December 21, 2000, as amended (the "Indenture") relating to the Company's 9 1/2% Senior Secured Notes Due 2004 (the "Notes");

         WHEREAS, Section 9.02 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may, with the written consent of the holders of at least a majority in principal amount of the outstanding Notes, amend or supplement the Indenture as provided herein;

         WHEREAS, the holders of a majority in principal amount of the outstanding Notes have consented to this Third Supplemental Indenture and agreed to amend the Indenture as set forth herein; and

         WHEREAS, all acts and things prescribed by law and by the Company's and the Subsidiary Guarantors' Certificates of Incorporation and By-laws (each as now in effect) necessary to make this Third Supplemental Indenture a valid instrument legally binding on the Company and the Subsidiary Guarantors for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the holders of the Notes as follows:

         1.       AMENDMENTS.

         (a) Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Custodian":

         "'EXCHANGE OFFER' means an exchange offer to be undertaken by the Company pursuant to which (i) the Senior Notes will be exchanged for interests in a liquidating trust to be formed by the Company, which liquidating trust shall hold either the Owner Trust Certificates or the Residual Receivables held in the 2000-1 Trust and the 2000-2 Trust immediately prior to the consummation of such exchange offer and, (ii) except for other rights and benefits to be provided in such exchange offer, and subject to the consummation of the exchange offer and all conditions thereunder being satisfied without any contingency, all remaining or future claims arising under the Senior Notes will be released and extinguished, including the right to payment of principal and accrued interest under the Senior Notes, all on terms and conditions and in form and content reasonably satisfactory to the Holders that participate in such exchange offer."

         (b) Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Legal Holiday":

         "'LETTER OF INTENT' means that certain Letter of Intent attached hereto as Exhibit N."

         (c) Section 1.01 of the Indenture is hereby amended by adding the following definition after the definition of "Original Notes":

         "'OWNER TRUST CERTIFICATES' means, collectively (i) the certificates issued under the 2000-1 Trust Agreement evidencing beneficial ownership interests in the 2000-1 Trust and (ii) the certificates issued under the 2000-2 Trust Agreement evidencing beneficial ownership interest in the 2000-2 Trust."

         (d) The definition of "Pledge Agreement" set forth in Section 1.01 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "PLEDGE AGREEMENT" means any of (i) those certain Pledge Agreements dated as of the date of this Indenture and substantially in the forms attached as Exhibits C and D hereto, as such agreements may be amended, modified or supplemented from time to time and (ii) those certain Pledge Agreements dated as of March 16, 2001 by Delta Funding or DF Special Holdings in favor of the Trustee as Collateral Agent."

         (e) Section 4.17 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "SECTION 4.17   Maintenance of Residual  Receivables  Pending  Exchange
         Offer.

         The Company, Delta Funding and DF Special Holdings shall cause all Residual Receivables owned as of March 15, 2001 by the 2000-1 Trust and the 2000-2 Trust to remain owned by such Trusts until the consummation of the Exchange Offer (other than (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(A) and the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(B) and (ii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(C) and the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(D). Schedule 4.17(E) lists the underlying certificates for all Residual Receivables required to be maintained on deposit with the Residual Collateral Trusts in order to satisfy the requirements of the foregoing sentence.

         After giving effect to (i) the release and transfer to DF Special Holdings from the 2000-1 Trust of the Residual Receivables set forth on
         Schedule 4.17(A) and the deposit by DF Special Holdings into the 2000-1 Trust of the Residual Receivables set forth on Schedule 4.17(B) and
         (ii) the release and transfer to Delta Funding from the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(C) and the deposit by Delta Funding into the 2000-2 Trust of the Residual Receivables set forth on Schedule 4.17(D), the Residual Receivables then remaining in the 2000-1 Trust and the 2000-2 Trust are and were free and clear of liens and had an aggregate unaudited book value of approximately $152 million as of December 31, 2000; included in such Residual Receivables are Senior Residual Receivables which had an aggregate book value of approximately $75 million as of December 31, 2000.

         For the purposes of this Section 4.17, the Company valued (i) Senior Residual Receivables using a discount rate of 12% and (ii) all other Residual Receivables using a discount rate of 18%. The other assumptions and methodology used by the Company in valuing Senior Residual Receivables and other Residual Receivables were those which are used by the Company in establishing the book value of such Senior Residual Receivables and other Residual Receivables in its annual audited consolidated financial statements prepared in accordance with GAAP consistently applied.

         The foregoing is collectively referred to as the Residual Receivable Maintenance Requirement"

         (f) Section 4.24 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "SECTION 4.24.    DELETED."

         (g) Paragraph (a) of Section 4.27 of the Indenture is hereby deleted in its entirety and replaced by the following:

         "(a)  DELETED."

         (h) Section 6.01 of the Indenture is hereby amended by adding the following at the end thereof:

         "(l) the Company or any of its affiliates fails in a material way to perform any of the undertakings set forth in the Letter of Intent on or before July 31, 2001; or

         (m) the Company fails to conclude the Exchange Offer described in the Letter of Intent on or before July 31, 2001; or

         (n) Delta Funding fails to conclude the transfer of actual servicing for the entirety of the mortgage loans underlying Residual Receivables listed on Schedule 4.17(E) to Ocwen Federal Bank, FSB on or before July 31, 2001."

         2. EFFECTIVENESS. This Third Supplemental Indenture shall be effective as of the date hereof.

         3. CONSTRUCTION. For all purposes of this Third Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Third Supplemental Indenture refer to this Third Supplemental Indenture as a whole and not to any particular Section hereof.

         4. TRUSTEE ACCEPTANCE. The Trustee accepts the amendment of the Indenture effected by this Third Supplemental Indenture and agrees to execute the trust created by the Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity, enforceability against the Company, or sufficiency of this Third Supplemental Indenture.

         5. INDEMNIFICATION OF TRUSTEE. The Company shall indemnify the Trustee against any and all losses, liabilities or expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by the Trustee arising out of or resulting from the execution of this Third Supplemental Indenture, including the costs and expenses of enforcing this Third Supplemental Indenture against the Company (including this Section 5) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to the Trustee's negligence, bad faith or willful misconduct.

         6. OWNER TRUSTEE. It is expressly understood and agreed by the parties that (a) this Third Supplemental Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the 2000-1 Trust Agreement and the 2000-2 Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this Third Supplemental Indenture or any other related documents.

         7. INDENTURE  RATIFIED.   Except  as  expressly  amended  hereby,   the
Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

         8. HOLDERS BOUND. This Third Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

         9. SUCCESSORS AND ASSIGNS. This Third Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        10. COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

        11. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS THIRD SUPPLEMENTAL INDENTURE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF.


         IN WITNESS WHEREOF, the Company, the Subsidiary Guarantors and the Trustee have caused this Third Supplemental Indenture to be signed and executed as of the day and year first above written.

                                    DELTA FINANCIAL CORPORATION

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DELTA FUNDING CORPORATION

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DF SPECIAL HOLDINGS CORPORATION

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    FIDELITY MORTGAGE INC.

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DFC FINANCIAL CORPORATION

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DFC FINANCIAL OF CANADA LIMITED

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    DFC FUNDING OF CANADA LIMITED

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                      Name: Marc E. Miller
                                      Title: Senior Vice President


                                    CONTINENTAL PROPERTY MANAGEMENT CORP.

                                    By: /S/ MARC E. MILLER
                                    -------------------------------
                                       Name: Marc E. Miller
                                       Title: Senior Vice President


                                    DELTA FUNDING RESIDUAL HOLDING TRUST 2000-1

                                    By:  WILMINGTON TRUST COMPANY, not in
                                    its individual capacity but solely as
                                    Owner Trustee

                                    By: /S/ CHARISSE L. RODGERS
                                    -------------------------------
                                       Name: Charisse L. Rodgers
                                       Title: Assistant Vice President


                                    DELTA FUNDING RESIDUAL HOLDING TRUST 2000-2

                                    By:  WILMINGTON TRUST COMPANY, not in
                                    its individual capacity but solely as
                                    Owner Trustee

                                    By: /S/ CHARISSE L. RODGERS
                                    -------------------------------
                                       Name: Charisse L. Rodgers
                                       Title: Assistant Vice President


                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    Indenture Trustee

                                    By: /S/ PATTY J. KAPSCH
                                    -------------------------------
                                       Name: Patty J. Kapsch
                                       Title: Trust Officer


                                   SCHEDULE 4.17(A)
                                   ----------------

                       RELEASED RESIDUAL RECEIVABLES 2000-1 TRUST


               ISSUER                  SERIES         CLASS          PERCENTAGE INTEREST
               ------                  ------         -----          -------------------
Delta Funding Home Equity Loan         1999-3          BIO                  100%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan         1999-3          R-1               99.999999%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan         1999-3          R-2               99.999999%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan         1999-3          R-3               99.999999%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

                                   SCHEDULE 4.17(B)
                                   ----------------

                     DEPOSITED RESIDUAL RECEIVABLES 2000-1 TRUST


              ISSUER                       SERIES            CLASS           PERCENTAGE INTEREST
              ------                       ------            -----           -------------------
  Delta Funding Home Equity Loan           1998-2             R-1                99.999999%
     Asset-Backed Certificates

  Delta Funding Home Equity Loan           1998-2             R-2                99.999999%
     Asset-Backed Certificates

                                                 SCHEDULE 4.17(C)
                                                 ----------------

                                    RELEASED RESIDUAL RECEIVABLES 2000-2 TRUST


               ISSUER                    SERIES          CLASS         PERCENTAGE INTEREST
               ------                    ------          -----         -------------------
Delta Funding Home Equity Loan           1999-3           R-1               0.000001%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan           1999-3           R-2               0.000001%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan           1999-3           R-3               0.000001%
Trust 1999-3, Home Equity Loan
Asset-Backed Certificates

Delta Funding Home Equity Loan           1996-2            R               99.999999%
Trust 1996-2, Home Equity Loan
Pass-Through Certificates

                                                 SCHEDULE 4.17(D)

                                    DEPOSITED RESIDUAL RECEIVABLES 2000-2 TRUST

                                                       None.

                                                 SCHEDULE 4.17(E)
                                                 ----------------

                              RESIDUAL RECEIVABLES DEPOSITED IN THE COLLATERAL TRUSTS

---------------------------------------------------- ------------------ ---------------- ----------------------------
                     RESIDUAL                              CLASS           OWNERSHIP          TRUSTEE
                                                                           INTEREST
---------------------------------------------------- ------------------ ---------------- ----------------------------
CTS Home Equity Loan Trust 1994-2, Mortgage          Class R            75%              Bankers Trust Company of
Pass-Through Certificate, SERIES 1994-2                                                  California, N.A.
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1995-2, Home    Class R            99.999999%       Wells Fargo Bank
Equity Loan Asset-Backed Certificates,                                                   Minnesota, National
SERIES 1995-2                                                                            Association ("Wells Fargo")
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1997-4, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1997-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1997-4, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1997-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-1, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-1, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-2, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-2, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- -------------------------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-3          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1997-3, Home    Class R-1          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1997-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1997-3, Home    Class R-2          0.000001%        Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1997-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-2, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-2, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-3, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1998-4, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1998-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-1, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 1999-2, Home    Class BIO          100%             Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 1999-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-1, Home    Class BIO          100%             Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-1
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-2, Home    Class BIO          100%             Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-2
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-3, Home    Class BIO          100%             Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-3
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-1          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-2          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class R-3          99.999999%       Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding Home Equity Loan Trust 2000-4, Home    Class BIO          100%             Wells Fargo
Equity Loan Asset-Backed Certificates,
SERIES 2000-4
---------------------------------------------------- ------------------ ---------------- ----------------------------
Delta Funding NIM Trust 2000-1, Owner Trust                             100%             Wells Fargo
Certificate
---------------------------------------------------- ------------------ ---------------- ----------------------------